UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2013 (October 28, 2013)

AMC Networks Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-35106	27-5403694
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

11 Penn Plaza, New York, NY		10001
(Address of principal executive offices)		(Zip Code)

(212) 324-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On October 28, 2013, certain subsidiaries of AMC Networks Inc., a Delaware corporation (“AMC Networks”), agreed to purchase substantially all of Chellomedia, the international content division of Liberty Global plc, a United Kingdom company (the “Acquisition”).
Under the Stock Purchase Agreement (the “Purchase Agreement”), certain wholly owned subsidiaries of AMC Networks, being AMC Acquisition Company LLC, a Delaware company (“AMCAC”), AMC Chello Zone Holdings Ltd., a United Kingdom company (“AMC Chello Zone”), AMC Minority Holdings B.V., a Netherlands company (“AMC Minority”), and AMC DMC Holdings B.V., a Netherlands company (“AMC DMC” and, together with AMCAC, AMC Chello Zone and AMC Minority, the “Purchasers”) have agreed with Chellomedia Programming B.V., a Netherlands company (“CMP”), Chellomedia Programming Financing Holdco II B.V., a Netherlands company (“CMPFH”), Chellomedia Direct Programming B.V., a Netherlands company (“CMDP”), United Latin America Programming LLC, a Delaware limited liability company (“ULAP”), LMINT Holdings LLC, a Delaware limited liability company (“LMINT”), LGI Ventures B.V., a Netherlands company (“LGIV”), and Chellomedia CEE Holdco B.V., a Netherlands company (“CCEEH” and, together with CMP, CMPFH, CMDP, ULAP, LMINT, LGIV, and CCEEH, the “Sellers”), along with Liberty Global Inc., a Delaware corporation and indirect parent of the Sellers (the “Sellers Guarantor”), to purchase the equity interests described below.
Pursuant to the Purchase Agreement, and upon the terms and subject to the conditions described therein, the Purchasers have agreed for a total consideration of €750,000,000 (the “Purchase Price”) to purchase from the Sellers:

•	all of the equity interests and certain related loan receivables of the following entities (collectively with Chello MovieCo, Inc. and their respective subsidiaries, the “Chellomedia Group”):

o	Chello Zone Holdings Limited, an England and Wales company,

o	Plator Holding B.V., a Netherlands company,

o	Chello Benelux Movieco Limited, an England and Wales company,

o	Chello Latin America LLC, a Delaware limited liability company,

o	Chellomedia Services B.V., a Netherlands company,

o	Atmedia Sp. z.o.o., a Polish company,

o	Chello Central Europe Zrt, a Hungary company, and

o	Chello Central Europe S.r.o.

•	all of the preferred equity interest in Chello MovieCo, Inc., a Delaware corporation

•	certain inter-company loans within the Chellomedia Group; and

•	interests in certain consolidated and non-consolidated corporate and partnership joint ventures held by corporations within the Chellomedia Group.
Certain other minority equity interests in joint ventures held by the Chellomedia Group may be purchased subject to certain conditions and third party pre-emption rights.
The Purchase Price is subject to adjustments for working capital, cash, and indebtedness acquired and for the purchase of minority equity interests referred to in the immediately preceding paragraph.
The Chellomedia Group, currently comprised of direct and indirect subsidiaries (and joint venture interests) of Liberty Global plc, consists of four business units that produce and distribute international television content on television channels of various genres in 138 countries, as well as the broadcast solutions unit, Chello DMC, and the ad sales unit, Atmedia.
The Sellers have given warranties and indemnities covering tax and non-tax liabilities (subject to limitations) customary for a transaction of this nature. The Sellers' Guarantor has guaranteed the obligations of the Sellers under the Purchase Agreement.

AMC Networks has guaranteed the Purchasers’ obligations under the Purchase Agreement. In connection with the Acquisition, AMC Networks has obtained a bank commitment letter from Bank of America, N.A. agreeing to provide financing of up to $600 million to fund the portion of the Purchase Price that is not being funded with cash on hand.
The Acquisition is expected to close in the first quarter of 2014. The Acquisition is subject to limited closing conditions and is not subject to any financing condition. There can be no assurance as to when the closing conditions will be satisfied, if at all.
The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.
The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide information regarding the terms of the Purchase Agreement only and is not intended to provide any other factual information about the Chellomedia Group, the Purchasers, the Sellers' Guarantor or AMC Networks.  The warranties and covenants contained in the Purchase Agreement were made solely for the purposes of the Purchase Agreement and the benefit of the parties to the Purchase Agreement, and are subject to limitations agreed upon by the contracting parties. Certain of the warranties have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts.  Investors are not third-party beneficiaries under the Purchase Agreement.  In addition, the warranties contained in the Purchase Agreement (i) are qualified by information in confidential disclosures which in certain respects can be updated as described in the Purchase Agreement, (ii) are made only as of the date of the Purchase Agreement or as otherwise specified therein, (iii) in some cases are subject to qualifications with respect to materiality, knowledge and/or other matters, including standards of materiality applicable to the contracting parties that differ from those applicable to investors and (iv) are subject to limitations on liability. Accordingly, investors should not rely on the warranties as characterizations of the actual state of facts or condition of the Chellomedia Group, the Purchasers, the Sellers' Guarantor or AMC Networks.
The press release, dated October 28, 2013, announcing the Acquisition, is attached as Exhibit 99.1 to this Current Report on Form 8-K.
This Current Report on Form 8-K may contain statements that constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995 including our ability to consummate the transaction announced herein, the expected closing date for the transaction, the risk that the closing conditions to which the Acquisition is subject are not satisfied, the impact of the transaction on our operations and financial performance and other information and statements that are not historical facts. Investors are cautioned that any such forward-looking statements are not guarantees of future results and involve risks and uncertainties, and that actual results or developments may differ materially from the forward-looking statements as a result of various factors. An extensive list of factors that can affect future results are discussed in AMC Networks’ Annual Report on Form 10-K and other documents filed from time to time with the Securities and Exchange Commission. AMC Networks disclaims any obligation to update or revise the forward-looking statements contained herein, except as otherwise required by applicable federal securities laws.
Item 9.01. Exhibits

(d)	Exhibits
2.1
Stock Purchase Agreement dated October 28, 2013, by and among AMC Networks Inc., AMC Acquisition Company LLC, AMC Chello Zone Holdings Ltd., AMC Minority Holdings B.V., AMC DMC Holdings B.V., Chellomedia Programming B.V., Chellomedia Programming Financing Holdco II B.V., Chellomedia Direct Programming B.V., United Latin America Programming LLC, LMINT Holdings LLC, LGI Ventures B.V., Chellomedia CEE Holdco B.V. and Liberty Global Inc., the Sellers’ Guarantor.

99.1	Press Release dated October 28, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC Networks Inc.
(Registrant)

Dated:	October 30, 2013	By:	/s/ James G. Gallagher
Name: James G. Gallagher
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1
Stock Purchase Agreement dated October 28, 2013, by and among AMC Networks Inc., AMC Acquisition Company LLC, AMC Chello Zone Holdings Ltd., AMC Minority Holdings B.V., AMC DMC Holdings B.V., Chellomedia Programming B.V., Chellomedia Programming Financing Holdco II B.V., Chellomedia Direct Programming B.V., United Latin America Programming LLC, LMINT Holdings LLC, LGI Ventures B.V., Chellomedia CEE Holdco B.V. and Liberty Global Inc., the Sellers’ Guarantor.

99.1	Press Release dated October 28, 2013